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                                                      Exhibit 23


        CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the company's previously filed Registration Statement File No. 33-50075 of Kansas Gas and Electric Company on Form S-3.


                                             ARTHUR ANDERSEN LLP


Kansas City, Missouri,
March 30, 2001